UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 18, 2007

FEDERAL TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-23449	59-2935028
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
of incorporation)		Identification No.)

312 West First Street
  Sanford, Florida 32771
(address of principal executive offices)

(407) 323-1833
(Registrant’s telephone number, including areas code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On December 20, 2007, Federal Trust Corporation announced the resignation of James V. Suskiewich from the Company Board of Directors.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished with this Report:

99.1  Press release (solely furnished and not filed for purposes of Item 5.02).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2007

Federal Trust Corporation (Registrant)

By:	/s/ Gregory E. Smith
Gregory E. Smith
Executive Vice President and Chief Financial Officer (407) 323-1833